Vanguard Municipal Cash Management Fund

Supplement to the Prospectus Dated December 28, 2009

Effective immediately, Kathryn T. Allen no longer manages assets for Vanguard Municipal Cash Management Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

The managers primarily responsible for the day-to-day management of the Fund are:

Justin A. Schwartz, CFA, Portfolio Manager. He has been with Vanguard since 2004; has worked in investment management since 2005; and has managed investment portfolios, including the Fund (co-managed), since 2010. Education: B.S., University of Richmond.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has been with Vanguard since 1982; has managed investment portfolios since 1988; and has co-managed the Fund since 2010. Education: B.S., Temple University; M.B.A., St. Joseph’s University.

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